Income Taxes (Details) (USD $)	12 Months Ended		41 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Income Taxes Details
Net loss	$ (3,710,289)	$ (4,083,053)
Tax adjustments	253,944	1,083,395
Total	(3,456,345)	(2,999,658)
Tax rate	30.00%	29.00%
Income tax recovery at statutory rate	(1,044,766)	(873,550)
Valuation allowance	1,044,766	873,550
Provision for income taxes